Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingent Liabilities [Abstract]
Commitments and contingent liabilities

Note 13 – Commitments and contingent liabilities

A.	Commitments

1.	The Company has an annual commitment under lease agreements for its office premises through to the end of 2020 and for car leases through mid - 2021, of approximately NIS 702 thousand per year (approximately USD 203 thousand).

2.	Certain of the Company’s senior executives are entitled to annual and special bonuses under the terms of their employment and consulting agreements. These bonuses will become due upon the achievement of certain milestones, including fund raising, merger transactions, and agreements for the commercialization of the Company’s products. These financial statements include bonuses in the amount of USD 1,056 thousand for the year ended December 31, 2017, and USD 848 thousand for the year ended December 31, 2016, of which USD 363 thousand, respectively, were included in the statement of changes in equity as part of issuance costs of ADSs in 2016.

3.	Certain of the Company’s senior executives are entitled to retirement grants under the terms of their employment and consulting agreements. These grants are measured based on the time of service and their monthly pay. These financial statements include a liability due to these grants of USD 492 thousand and USD 256 thousand, as of December 31, 2017 and 2016.

4.	Kitov Pharma’s subsidiary, TyrNovo, has obligations to the Israel Innovation Authority (hereinafter: “IIA”) with respect to grants it received from the IIA in connection with TyrNovo’s technology, in an aggregate amount of approximately NIS 5.5 million (USD 1.6 million). The requirements and restrictions for such grants are found in the Encouragement of Research, Development and Technological Innovation in Industry Law 5744-1984 and the IIA’s rules and guidelines and the terms of these grants.

In general, a recipient company is obligated to pay the IIA royalties from the revenues generated from the sale of products and related services developed as a result of, a research and development program funded by the IIA (currently a yearly rate of 3% to 6%), up to the aggregate amount of the total grants received by the IIA, plus annual interest.

The technologies licensed to TyrNovo by Yissum were developed, at least in part, with funds from IIA grants, and accordingly is obligated to pay royalties on sales of any of its IIA funded products and related services. As of December 31, 2017, the maximum royalty amount that would be payable by TyrNovo, excluding interest, is approximately NIS 5.5 million (USD 1.6 million), and, as of such date, TyrNovo had not paid any royalties to the IIA.

5.	TyrNovo has entered into a license agreement (the “License Agreement”) with Yissum Research Development Company of the Hebrew University of Jerusalem Ltd. (hereafter “Yissum”) dated August 15, 2013, as amended. In accordance with the License Agreement, Yissum granted the Company an exclusive license to commercialize, exploit, develop, manufacture, market, import, export, distribute, offer to sell, or sell products, that are derived from Yissum’s licensed technology.

In consideration for the grant of the license, the Company shall pay Yissum the following consideration during the term of the license:

(i)	Royalties at a rate of three percent (3%) of net sales.

(ii)	Sublicense fees at a rate of twelve percent (12%) of sublicense consideration.

In addition, Yissum is entitled to receive an Exit Fee of 12% of the transaction proceeds in the event of certain pre - defined transactions set forth in the License Agreement.

B.	Claims

1.	In December 2015, a lawsuit and a motion to approve such lawsuit as a class action was filed against the Company and its directors by shareholders who were holding the Company’s Tel Aviv Stock Exchange listed securities before the offering mentioned in Note 9C(3), claiming damages for the purported class in the motion totaling NIS 16.4 million (USD 4.3 million) due to the said offering (the “Motion”). The Company delivered its response to the court in accordance with applicable law. A preliminary hearing held by the court on September 12, 2016 and subsequently the court set a schedule for the submission by the petitioners of a motion for discovery, and any responses to such motion. An additional preliminary hearing was held on February 7, 2017. On October 24, 2017 the court issued a ruling to stay proceedings in this matter until January 15, 2018 due to the ongoing ISA Investigation. This stay was subsequently extended by the court, which ruled that the evidentiary hearing shall not be rescheduled and that the stay of proceedings shall remain in place pending delivery of a notice to the court by the ISA by no later than May 15, 2018 with respect to an update on the ISA Investigation.

2.	On November 8, 2016, a shareholder of the Company submitted a request to the court in connection with the Motion to be excluded from the purported class and claiming to have independent causes of action and claims of approximately NIS 1 million (the “Petition to Exclude”). The Company responded to the court as required, and, amongst other arguments, the Company noted that such shareholder cannot petition to be excluded from the purported class. The court ordered the shareholder to respond and he has done so. The shareholder has not submitted any independent lawsuit against the Company, and the Company is of the view that such shareholder’s claims are identical to the asserted claims for damages in the Motion.

The Company’s management rejects the claims asserted in the Motion as well as in the Petition to exclude, and, in consultation with its legal advisors, believes that the likelihood of the Company not incurring any financial obligation as a result of this class action exceeds the likelihood that the Company will incur a financial obligation. Therefore, no provision for this matter was recorded in these financial statements.

3.	In February 2017 the Company announced that the Israeli Securities Authority has begun a formal investigation into, amongst other matters, the Company’s public disclosures in connection with the Data Monitoring Committee (DMC) appointed in connection with the Company’s Phase III trial of KIT-302, the results of which were announced in December 2015, and what information regarding the DMC was disclosed publicly by Kitov. A DMC is generally an external independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing, and, in the case of the KIT-302 Phase III clinical trial, was established in order to analyze the preliminary results of the initial patient group enrolled in the clinical trial and determine the number of additional patients, if any, that Kitov might have needed to recruit in order to demonstrate statistical validity, and to meet the primary end point of the clinical trial.

In February 2017, four lawsuits and motions to approve the lawsuits as a class action lawsuit (each, a “Motion”), were filed against the Company and certain of its office holders at the Tel Aviv District Court (Economic Division), and served on the Company, with each Motion relating to the above noted formal investigation by the Israeli Securities Authority (ISA) into the Company’s public disclosures (the 2017 Motions”). One of these motions was subsequently withdrawn. The petitioners in one of the motions petitioned the court to dismiss the other 2 of the 2017 Motions (“Petition for Dismissal”). On December 19, 2017 the court granted the Petition for Dismissal and dismissed the other remaining 2017 Motions. The remaining motion was filed against the Company, the Company’s executive directors and certain of its present and former directors, by certain shareholders who are requesting to act as representatives of all shareholders of record from December 10, 2015 until February 6, 2017. The plaintiffs allege, among other things, that the Company included misleading information in its public filings which caused the class for which the plaintiffs are seeking recognition, an aggregate loss of approximately NIS 29 million (approximately US$ 8 million). The Company and other defendants have not yet delivered their response to the court, and will do so in accordance with applicable law and the court’s instructions.

Under applicable Israeli law, a motion to approve a lawsuit as a class action initially needs to be approved as such by the court. Only after such approval is granted by the court, will the court proceed to the second stage of hearing the underlying claims of the class action lawsuit.

On February 7, 2017, a holder of the Company’s securities listed on the NASDAQ filed in the United States District Court (Southern District of New York), a federal securities class action relating to the above noted formal investigation by the ISA into the Company’s public disclosures against the Company, its CEO and CFO, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company’s securities in the Company’s initial public offering in the USA on November 20, 2015, as well as in open market purchases, as a result of the Company allegedly including misleading information in its public filings. An amended complaint was filed on June 19, 2017, which complaint limited the scope of its claims as compared to the original complaint.

On August 2, 2017, the Company filed a motion to dismiss the amended complaint in its entirety. In addition, on September 20, 2017, the Company filed a letter motion requesting a conference on the issue of whether this litigation should be dismissed. On September 21st, the court granted the Company’s request, and on November 7th, the court ordered that the issues raised in the letter motion would be considered together with and supplementing our motion to dismiss. No decision has yet been rendered on the motion to dismiss.

On February 10, 2017, a holder the Company’s securities listed on the NASDAQ filed in the Superior Court of the State of California, a securities class action relating to the above noted formal investigation by the ISA into the Company’s public disclosures, against the Company, its CEO and CFO and the underwriters in the Company’s initial public offering in the USA on November 20, 2015, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company’s securities in such public offering as a result of the Company allegedly including misleading information in its public filings.

On March 20, 2017, a holder the Company’s securities listed on the NASDAQ filed in the Superior Court of the State of California, a securities class action against the Company, its CEO and CFO and the underwriters in the Company’s initial public offering in the USA on November 20, 2015, seeking unspecified damages and relief in connection with, amongst other things, damages alleged to have occurred due to the purchasers of the Company’s securities in such public offering as a result of the Company allegedly including misleading information in its public filings.

On April 6, 2017, the Superior Court of the State of California for the County of San Mateo entered an order consolidating the two California putative class actions.

An amended complaint was filed on or about June 5, 2017.

On December 15, 2017, the Company filed a motion to stay discovery pending the resolution of the ISA Investigation. Following Plaintiffs’ opposition to our motion on January 5, 2018 and our reply in further support on January 16, 2018, the court ruled in our favor after arguments on January 29th, 2018 staying discovery by Plaintiffs against the Company and the individual defendants until June 1, 2018, at which point the parties are to update the court on the status of the ISA’s investigation. Discovery against the underwriters is continuing.

The Company’s management rejects the claims in all of the aforesaid Motions and class action lawsuits. At this preliminary stage the Company is unable, with any degree of certainty, to make any evaluations or any assessments with respect to the Motions’ and/or lawsuits in the U.S.A. and in Israel as to the probability of success or the scope of potential exposure, if any. Therefore, no provision for this matter was recorded in these financial statements.